Exhibit 32.1

Certification of Chief Executive Officer

under Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. § 1350)

In connection with the quarterly report on Form 10-Q for the quarterly period ended September 30, 2025 of MetaVia Inc. (the “Company”) as filed with the Securities and Exchange Commission (the “Report”), I, Hyung Heon Kim, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2025	/s/ Hyung Heon Kim
President and Chief Executive Officer
(Principal Executive Officer)